Exhibit A

                             JOINT FILING AGREEMENT

      In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them on a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $.01 per share ("Common Stock"), and other securities convertible into Common Stock, of Enteractive, Inc. and that this Agreement be included as an Exhibit to such joint filing.

      IN WITNESS WHEREOF, the undersigned hereby execute this Agreement effective as of December 12, 1996.


                              SENECA VENTURES

                              s/Barry Rubenstein
                              -------------------------------
                              Barry Rubenstein,
                              A General Partner

                              WOODLAND VENTURE FUND

                              s/Barry Rubenstein
                              -------------------------------
                              Barry Rubenstein,
                              A General Partner

                              WOODLAND SERVICES CORP.

                              s/Barry Rubenstein
                              -------------------------------
                              Barry Rubenstein,
                              President

                              WOODLAND PARTNERS

                              s/Barry Rubenstein
                              -------------------------------
                              Barry Rubenstein,
                              A General Partner


                                   -37 of 39-

                              APPLEWOOD ASSOCIATES, L.P.

                              s/Irwin Lieber
                              -------------------------------
                              By: Irwin Lieber,
                              A General Partner

                              APPLEWOOD CAPITAL CORP.

                              s/Barry Rubenstein
                              -------------------------------
                              By: Barry Rubenstein,
                              President

                              s/Barry Rubenstein
                              -------------------------------
                              Barry Rubenstein, Individually


                              s/Irwin Lieber
                              -------------------------------
                              Irwin Lieber, Individually


                              s/Barry Fingerhut
                              -------------------------------
                              Barry Fingerhut, Individually


                              s/Marilyn Rubenstein
                              --------------------------------
                              Marilyn Rubenstein, Individually


                              s/Seth Lieber
                              -------------------------------
                              Seth Lieber, Individually


                              s/Jonathan Lieber
                              -------------------------------
                              Jonathan Lieber, Individually

                              THE MARILYN AND BARRY RUBENSTEIN
                                  FAMILY FOUNDATION

                              s/Barry Rubenstein
                              -------------------------------
                              By: Barry Rubenstein, a Trustee


                               *
                              -------------------------------
                              Brian Rubenstein, Individually

*s/Barry Rubenstein
-------------------------------
 Barry Rubenstein, Attorney-in-Fact


                                   -38 of 39-

                     21ST CENTURY COMMUNICATIONS PARTNERS,
                     L.P.

                     By: Sandler Investment Partners, L.P., general partner
                       By: Sandler Capital Management, general partner
                         By: ARH Corp., General Partner

                         By: s/Harvey Sandler
                            ----------------------------------------------------
                            Name: Harvey Sandler
                            Title:


                     21ST CENTURY COMMUNICATIONS T-E
                     PARTNERS, L.P.

                     By: Sandler Investment Partners, L.P., general partner
                       By: Sandler Capital Management, general partner
                         By: ARH Corp., General Partner

                         By: s/Harvey Sandler
                            ----------------------------------------------------
                            Name: Harvey Sandler
                            Title:


                     21ST CENTURY COMMUNICATIONS FOREIGN
                     PARTNERS, L.P.

                     By: Sandler Investment Partners, L.P., general partner
                       By: Sandler Capital Management, general partner
                         By: ARH Corp., General Partner

                         By: s/Harvey Sandler
                            ----------------------------------------------------
                            Name: Harvey Sandler
                            Title:


                                             s/Michael J. Marocco
                                             -----------------------------------
                                             Michael J. Marocco, Individually

                                             s/Barry Lewis
                                             -----------------------------------
                                             Barry Lewis, Individually

                                             s/John Kornreich
                                             -----------------------------------
                                             John Kornreich, Individually

                                             s/Harvey Sandler
                                             -----------------------------------
                                             Harvey Sandler, Individually

                                             s/Andrew Sandler
                                             -----------------------------------
                                             Andrew Sandler, Individually

                                   -39 of 39-